Exhibit 99.1

BIOTIME, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

(IN THOUSANDS)

	BioTime, Inc. Consolidated, as Reported	Pro Forma Adjustments for the AgeX Distribution	Notes	Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$19,467	$-		$19,467
Marketable equity securities	1,972	-		1,972
Trade accounts and grants receivable, net	721	-		721
Receivables from affiliates, net	2,185	-		2,185
Receivable from Juvenescence	10,800	-		10,800
Prepaid expenses and other current assets	1,761	-		1,761
Total current assets	36,906			36,906

NONCURRENT ASSETS
Property, plant and equipment, net	5,117	-		5,117
Deposits and other long-term assets	518	-		518
Promissory note from Juvenescence	21,730	-		21,730
Equity method investment in AgeX, at fair value	43,248	(4,181)	2(a)	4,658
		(34,409)	2(b)
Equity method investment in OncoCyte, at fair value	36,686	-		36,686
Equity method investment in Asterias, at fair value	28,272	-		28,272
Intangible assets, net	3,600	-		3,600
TOTAL ASSETS	$176,077			$137,487

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$4,082	$-		$4,082
Capital lease and lease liability, current	231	-		231
Promissory notes, current portion	70	-		70
Deferred license and subscription revenues	77	-		77
Deferred grant revenue	43	-		43
Total current liabilities	4,503			4,503

LONG-TERM LIABILITIES
Deferred rent liabilities, net of current portion	238	-		238
Lease liability, net of current portion	1,221	-		1,221
Capital lease, net of current portion	110	-		110
Liability classified warrants and other long-term liabilities	447	-		447
TOTAL LIABILITIES	6,519			6,519

Commitments and contingencies

SHAREHOLDERS’ EQUITY
Preferred shares, no par value, 2,000 shares authorized; none issued and outstanding as of September 30, 2018	-	-		-
Common shares, no par value, 250,000 shares authorized; 126,884 shares issued and outstanding actual and pro forma, as of September 30, 2018	386,858	(34,409)	2(b)	352,449
Accumulated other comprehensive income	1,174	-		1,174
Accumulated deficit	(216,905)	(4,181)	2(a)	(221,086)
BioTime, Inc. shareholders’ equity	171,127			132,537

Noncontrolling interest deficit	(1,569)	-		(1,569)
Total shareholders’ equity	169,558			130,968

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$176,077			$137,487

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BIOTIME, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	BioTime, Inc. Consolidated, as Reported	Pro Forma Adjustments for the AgeX Deconsolidation	Notes	Pro Forma
REVENUES:
Grant revenue	$2,985	$-		$2,985
Royalties from product sales and license fees	312	-		312
Subscription and advertisement revenues	691	(691)	2(c)	-
Sale of research products and services	242	(136)	2(c)	106
Total revenues	4,230	(827)		3,403
Cost of sales	(250)	194	2(c)	(56)
Gross profit	3,980	(633)		3,347
OPERATING EXPENSES:
Research and development	(17,175)	3,797	2(d)	(13,378)
Acquired in-process research and development	(800)	800	2(d)	-
General and administrative	(17,585)	3,130	2(d)	(14,455)
Total operating expenses	(35,560)	7,727		(27,833)
Loss from operations	(31,580)	7,094		(24,486)
OTHER INCOME/(EXPENSES):
Interest income, net	278	(72)	2(e)	206
Gain on sale of equity method investment in Ascendance	3,215	(3,215)	2(e)	-
Gain on sale of AgeX shares and deconsolidation of AgeX	78,511	(78,511)	2(f)	-
Loss on equity method investment in OncoCyte at fair value	(31,550)	-		(31,550)
Loss on equity method investment in Asterias at fair value	(20,660)	-		(20,660)
Unrealized gain on marketable equity securities	635	-		635
Other expenses, net	(649)	(118)	2(e)	(767)
Total other income (expenses), net	29,780	(81,916)		(52,136)
NET LOSS	(1,800)	(74,822)		(76,622)
Net loss attributable to noncontrolling interest	762	(699)	2(g)	63
NET LOSS ATTRIBUTABLE TO BIOTIME, INC.	$(1,038)	$(75,521)		$(76,559)
NET LOSS PER COMMON SHARE:
BASIC AND DILUTED	$(0.01)			$(0.60)
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING:
BASIC AND DILUTED	126,872			126,872

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BIOTIME, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	BioTime, Inc. Consolidated, as Reported	Pro Forma Adjustments for the AgeX Deconsolidation	Notes	Pro Forma Adjustments for the OncoCyte Deconsolidation	Notes	Pro Forma
REVENUES:
Grant revenue	$1,666	$-		$-		$1,666
Royalties from product sales and license fees	389	-		-		389
Subscription and advertisement revenues	1,395	(1,395)	2(c)	-		-
Sale of research products and services	8	(5)	2(c)	-		3
Total revenues	3,458	(1,400)		-		2,058
Cost of sales	(168)	168	2(c)	-		-
Gross profit	3,290	(1,232)		-		2,058
OPERATING EXPENSES:
Research and development	(24,024)	5,756	2(d)	784	2(d)	(17,484)
General and administrative	(19,922)	3,919	2(d)	605	2(d)	(15,398)
Total operating expenses	(43,946)	9,675		1,389		(32,882)
Gain on sale of assets	1,754	(1,754)	2(d)	-		-
Loss from operations	(38,902)	6,689		1,389		(30,824)
OTHER INCOME/(EXPENSES):
Interest expense, net	(692)	12	2(e)	4	2(e)	(676)
Gain on deconsolidation of OncoCyte	71,697	-		(71,697)	2(f)	-
Loss on equity method investment in OncoCyte at fair value	(2,935)	-		-		(2,935)
Loss on equity method investment in Asterias at fair value	(51,107)	-		-		(51,107)
Loss on extinguishment of related party convertible debt	(2,799)	-		-		(2,799)
Other income, net	1,449	(113)	2(e)	-	2(e)	1,336
Total other income (expenses), net	15,613	(101)		(71,693)		(56,181)
NET LOSS	(23,289)	6,588		(70,304)		(87,005)
Net loss attributable to noncontrolling interest	3,313	(595)	2(g)	(682)	2(g)	2,036
NET LOSS ATTRIBUTABLE TO BIOTIME, INC.	$(19,976)	$5,993		$(70,986)		$(84,969)
NET LOSS PER COMMON SHARE:
BASIC AND DILUTED	$(0.17)					$(0.74)

WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK OUTSTANDING:
BASIC AND DILUTED	114,476					114,476

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Notes to Unaudited Pro Forma Condensed Combined Financial Information.

1.	Basis of Deconsolidation

AgeX Deconsolidation

On August 30, 2018, BioTime entered into a Stock Purchase Agreement with Juvenescence Limited and BioTime’s subsidiary AgeX Therapeutics, Inc. (“AgeX”) pursuant to which BioTime sold 14,400,000 shares of its shares of AgeX common stock to Juvenescence for $3.00 per share (the “Juvenescence Transaction”). Upon completion of the Juvenescence Transaction, BioTime’s ownership in AgeX decreased from 80.4% to 40.2% of AgeX’s issued and outstanding shares of common stock, and Juvenescence’s ownership in AgeX increased from 5.6% to 45.8% of AgeX’s issued and outstanding shares of common stock. As a result of the Juvenescence Transaction, as of August 30, 2018, BioTime owned less than 50% of AgeX’s outstanding common stock and experienced a loss of control of AgeX in accordance with accounting principles generally accepted in the United States (“GAAP”). Under GAAP, loss of control of a subsidiary is deemed to have occurred when, among other things, a parent company owns less than a majority of the outstanding common stock of the subsidiary, lacks a controlling financial interest in the subsidiary, and is unable to unilaterally control the subsidiary through other means such as having the ability or being able to obtain the ability to elect a majority of the subsidiary’s Board of Directors. BioTime determined that all of these loss of control factors were present with respect to AgeX on August 30, 2018. Accordingly, BioTime has deconsolidated AgeX’s consolidated financial statements and consolidated results of operations from BioTime, effective August 30, 2018 (the “AgeX Deconsolidation”), in accordance with Accounting Standards Codification, or ASC 810-10-40-4(c), Consolidation. Beginning on August 30, 2018, BioTime has elected to account for its AgeX shares at fair value under ASC 825-10, Financial Instruments, with subsequent changes in the fair value of AgeX common stock recognized as gains or losses in its consolidated statements of operations in other income and expenses, net.

OncoCyte Deconsolidation

On February 17, 2017, OncoCyte Corporation (“OncoCyte”), then a subsidiary of BioTime, issued 625,000 shares of OncoCyte common stock to certain investors who exercised OncoCyte stock purchase warrants. As a result of this exercise and the issuance of the shares of OncoCyte common stock, beginning on February 17, 2017, BioTime owned less than 50% of the OncoCyte outstanding common stock and experienced a loss of control of the OncoCyte subsidiary under GAAP. Accordingly, BioTime has deconsolidated OncoCyte’s financial statements and results of operations from BioTime, effective February 17, 2017, in accordance with ASC, 810-10-40-4(c) (the “OncoCyte Deconsolidation”). Beginning on February 17, 2017, BioTime is accounting for its retained noncontrolling investment in OncoCyte under the equity method of accounting and has elected the fair value option under ASC 825-10, with subsequent changes in the fair value of OncoCyte common stock recognized as gains or losses in its consolidated statements of operations in other income and expenses, net.

2.	Pro Forma Adjustments

(a)	This adjustment reflects the unrealized loss on BioTime’s 40.2% noncontrolling investment in AgeX immediately prior to the distribution of approximately 12.7 million shares of common stock of AgeX to BioTime shareholders on a pro rata basis on November 28, 2018 (the “AgeX Distribution”). This amount was determined by multiplying the 14,416,000 shares of AgeX common stock BioTime held on November 28, 2018, prior to AgeX Distribution, by the difference between $2.71 per share closing price of AgeX common stock, as quoted on NYSE American on November 29, 2018, and the $3.00 per share price carried on BioTime’s condensed consolidated balance sheet reported as of September 30, 2018. This pro forma unrealized loss has not been reflected in the pro forma condensed combined statements of operations for any period presented because the adjustment is for the total AgeX shares held by BioTime immediately prior to the AgeX Distribution and considered to be nonrecurring in nature. After the completion of the AgeX Distribution on November 28, 2018, BioTime continues to hold approximately 1.7 million shares of AgeX common stock and will account for these retained AgeX shares as marketable equity securities, at fair value.

(b)	This adjustment reflects the fair value of the AgeX Distribution completed on November 28, 2018. The amount is determined by valuing the 12,697,028 shares of AgeX common stock distributed to BioTime shareholders, on a pro rata basis, at the $2.71 per share closing price of AgeX common stock, as quoted on the NYSE American, on November 29, 2018. Since BioTime has an accumulated deficit in its consolidated shareholders’ equity, the entire fair value of the AgeX Distribution is charged against common stock equity.

(c)	This adjustment reflects the deconsolidation of consolidated revenues and cost of sales attributable to AgeX.

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(d)	This adjustment reflects the deconsolidation of consolidated operating expenses attributable to AgeX for the pro forma periods presented as a result of the AgeX Deconsolidation, and, as applicable, the deconsolidation of operating expenses attributable to OncoCyte for the year ended December 31, 2017 as a result of the OncoCyte Deconsolidation. For the OncoCyte Deconsolidation, the adjustment reflects the amounts that were included in BioTime’s consolidated statements of operations during the period from January 1, 2017 through February 16, 2017, the date immediately before the OncoCyte Deconsolidation.

(e)	This adjustment reflects the deconsolidation of consolidated other income and expenses, net, attributable to AgeX for the pro forma periods presented and, as applicable, the deconsolidation of other income and expenses, net, attributable to OncoCyte for the year ended December 31, 2017. For the OncoCyte Deconsolidation, the adjustment reflects the amounts that were included in BioTime’s consolidated statements of operations during the period from January 1, 2017 through February 16, 2017, the date immediately before the OncoCyte Deconsolidation.

(f)	This adjustment reflects the actual AgeX Deconsolidation gain and the actual OncoCyte Deconsolidation gain reported during the nine months ended September 30, 2018 and year ended December 31, 2017, respectively. These gains have not been reflected in the pro forma condensed combined statements of operations for the respective periods presented because they are considered to be nonrecurring in nature.

(g)	This adjustment reflects the deconsolidation of consolidated net loss attributable to noncontrolling interest in AgeX for the pro forma periods presented and, as applicable, the deconsolidation of net loss attributable to noncontrolling interest in OncoCyte for the year ended December 31, 2017. For the OncoCyte Deconsolidation, the adjustment reflects the amounts that were included in BioTime’s consolidated statements of operations during the period from January 1, 2017 through February 16, 2017, the date immediately before the OncoCyte Deconsolidation.

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